                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 1998





                        GREEN TREE FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                       333-46457
      Delaware                         333-49951             41-1807858
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(State or other jurisdiction          (Commission           (IRS employer
      of incorporation)               file number)         identification No.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


   Registrant's telephone number, including area code: (612)293-3400
                                                       --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.




                                       2
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         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



              Exhibit No.        Description

                  99.1 External Computational and Descriptive Information dated August 12, 1998 distributed in connection with $1,400,000,000 (approximate) Certificates for Home Improvement and Home Equity Loans, Series 1998-D, issued by Green Tree Financial Corporation, as Seller and Servicer.

                  99.2 Terms Sheet dated August 13, 1998 distributed in connection with $1,346,450,000 (approximate) Certificates for Home Improvement and Home Equity Loans, Series 1998-D, issued by Green Tree Financial Corporation, as Seller and Servicer.

                  99.3          Derived Information dated August 13, 1998

                  99.4          Amended Term Sheet


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION



                                By:  /s/ Scott T. Young
                                   ------------------------------------------
                                    Scott T. Young
                                    Senior Vice President and Controller


                                       3
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                                INDEX TO EXHIBITS




Exhibit Number                                                       Page
--------------                                                       ----

    99.1    External Computational and Descriptive
            Information distributed in connection with
            $1,400,000,000 (approximate) Certificates for
            Home Improvement and Home Equity Loans, Series
            1998-D, issued by Green Tree Financial
            Corporation, as Seller and Servicer.

    99.2 Terms Sheet dated August 12, 1998 distributed in connection with $1,346,450,000 (approximate) Certificates for Home Improvement and Home Equity Loans, Series 1998-D, issued by Green Tree Financial Corporation, as Seller and Servicer.

    99.3    Derived information dated August 13, 1998

    99.4    Amended Term Sheet

                                       4